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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-130483
(Commission File Number)

51-0484716
(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114
(216) 706-2939
(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On January 30, 2007, TransDigm Inc., a wholly-owned subsidiary of TransDigm Group Incorporated ("TD Group"), distributed to prospective investors a Confidential Offering Circular Supplement to its Preliminary Confidential Offering Circular, dated January 29, 2007. A copy of the Confidential Offering Circular Supplement, which may contain material non-public information, is furnished with this Current Report on Form 8-K (this "Current Report") as Exhibit 99.1 hereto. The information furnished pursuant to Item 7.01 to this Current Report (including exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934. as amended (the "Exchange Act"), nor shall it be incorporated by reference into future filings by TD Group under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, unless TD Group expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

        The senior subordinated notes being offered pursuant to the Preliminary Confidential Offering Circular referred to above will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. In addition, this Current Report does not and will not constitute an offer to sell or the solicitation of an offer to buy the senior subordinated notes, nor shall there be any sale of the senior subordinated notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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Item 9.01 Financial Statements and Exhibits

(d)
Exhibits

        The following exhibits are being filed with this Current Report on Form 8-K:

99.1	Confidential Offering Circular Supplement, dated January 30, 2007.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2007

TRANSDIGM GROUP INCORPORATED
By:	/s/ GREGORY RUFUS Name: Gregory Rufus Title: Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Confidential Offering Circular Supplement, dated January 30, 2007.

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SIGNATURE
EXHIBIT INDEX